As filed with the Securities and Exchange Commission on March 2, 2007



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES



                  Investment Company Act file number 811-03758


                        MATRIX ADVISORS VALUE FUND, INC.
               (Exact name of registrant as specified in charter)


                   747 THIRD AVENUE, 31ST FLOOR, NEW YORK, NY
                 10017 (Address of principal executive offices)
                                   (Zip code)


                                  David A. Katz
                          747 Third Avenue, 31st Floor
                               NEW YORK, NY 10017
                     (Name and address of agent for service)


                          1(800) 366-6223 Registrant's
                      telephone number, including area code

                                   Copies to:

                                 Gregory L. Ezor
                     Paul, Hastings, Janofsky & Walker, LLP
                      515 South Flower Street, 25th Floor,
                              Los Angeles, CA 90071


Date of fiscal year end: JUNE 30


Date of reporting period:  DECEMBER 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.




                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ---------------
--------------------------------------------------------------------------------

February 12, 2007

Dear Fellow Shareholder:

The Fund posted its second consecutive strong quarterly increase in the fourth quarter, gaining +9.59% and ending the year with a Net Asset Value of $57.50. Thanks to a resurgent second half of the year, the Fund posted its best year since 2003, with a rise of +16.31% for the year. This gain compares favorably with the performance of the S&P 500 Index in 2006, which rose by +15.79%.

--------------------------------------------------------------------------------
  For the period ended December 31, 2006, the Fund's average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors' involvement with the Fund were 16.31%, 6.92%, 10.57% and 11.10%, respectively.

  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING (800) 366-6223 OR VISITING OUR WEBSITE AT WWW.MATRIXADVISORSVALUEFUND.COM.

  THE FUND IMPOSES A 1% REDEMPTION FEE ON SHARES HELD FOR 60 DAYS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE REDEMPTION FEE. IF IT HAD, RETURNS WOULD BE LOWER.
--------------------------------------------------------------------------------

As the enclosed market commentary discusses, much of the success that the Fund had last year was the product of market changes that we have been predicting for some time. We are pleased to see that many of these changes have begun, and we also believe that they should continue into 2007.

We therefore remain confident in the prospects of the Fund in 2007, and believe that its positioning in the market will be timely and attractive.

We are pleased to report that MONEY Magazine has once again cited the Fund as one of its recommended funds for 2007. This inclusion in what is now the "Money 70" marks the third consecutive year in which Money has included the Fund on its recommended list.

Thank you for your patience, support and confidence. We wish you a healthy, happy and prosperous 2007.

Best regards.

Sincerely,



/s/ DAVID A. KATZ
-------------------
David A. Katz, CFA
Chief Investment Officer

---------------
In order to be named to the MONEY Magazine's "Money 70", a fund must demonstrate the following attributes: below average operating expenses for its category, at least $100 million in assets, low turnover, a consistent investment approach beating 50% of their peers over the past 5 years and a history of management integrity.

Past performance is not a guarantee of future results.

MUTUAL FUND INVESTING INVOLVES RISK AND LOSS OF PRINCIPAL IS POSSIBLE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ---------------
--------------------------------------------------------------------------------

               CAPITAL MARKETS COMMENTARY AND SEMI-ANNUAL REPORT:
                          4TH QUARTER AND 2006 REVIEW


Now that it is over, it must be said that 2006 was a remarkable year for the stock market, and especially for the Matrix Advisors Value Fund.

This past year has been almost like a tale of two markets. The first half of 2006 looked like a reprise of the previous two years, except even more so.

Happily, the second half was quite different. The fourth quarter continued the strong but selective recovery that began in the third quarter. Over the past decade, the fourth quarter has been, on average, the year's strongest both for the overall market and for the Fund. This year was no exception.

SEMI-ANNUAL REVIEW

The past six months were very positive. Beginning in mid-July, from its low point for the year, the Fund began an impressive resurgence that carried right through the end of the year. The result was that the Fund gained +18.10% for the most recent six month period.

This performance compared quite favorably with the S&P 500 Index, which gained +12.74% and the NASDAQ Composite, which rose by +11.60% during the same period. As the following commentary will note, the success of the Fund during the past six months was related to some significant changes in market psychology and market leadership.

We believe that these factors should continue to apply in 2007, and therefore believe that the Fund has the potential to benefit from them in 2007, as it did during the most recent six months.

QUARTERLY REVIEW AND 2006 OVERVIEW

The Fund had a very strong fourth quarter, both absolutely and relatively. The strength of the fourth quarter propelled it ahead of the S&P 500 Index for the year, a result that would have seemed like wishful thinking at the end of this past June.

The strength of the quarter also enabled the overall stock market to post its best year since 2003. The S&P 500 rose by +15.79%, while the NASDAQ gained +10.39% in 2006.

As mentioned, it was a year of reversals, with many of the stronger sectors of the market in recent periods losing their luster, while prior laggards rose to the forefront. Areas like oil service stocks, U.S. homebuilders, and Japanese stocks all failed to follow up on strong previous years.

But the big story of the stock market in 2006 was how the large and the mega-cap stocks finally got their groove back. After being consigned to the also-ran category since 2000, large stocks benefited from the concerns about a slowing economy and began a period of favorable performance that, we believe, should continue in 2007.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ---------------
--------------------------------------------------------------------------------

For these largest companies, the often remarked upon disconnect between their strong business operations and their weak stock performance finally ended this year. Those who maintained their positions in these stocks were significant beneficiaries of the market's favorable re-appraisal of these leading companies.

It is important to note how quickly and dramatically the market can change. While the Fund lagged the market in 2004 and 2005, it gained back a very significant amount of that cumulative underperformance since its low point in mid-July of 2006.

THROUGH A GLASS CLEARLY: REVISITING OUR FORECAST FOR 2006

We are very pleased to look back and to see that we were actually fairly prescient about what ultimately happened this past year. We were accurate about economic resilience, especially corporate profit growth, and the Fed's strategy of not strangling the economy in the name of taming inflation.

MOST HAPPILY, WE CORRECTLY CALLED FOR THE RESURGENCE OF THE FUND, OUR SINGLE HIGHEST CONVICTION PREDICTION FOR 2006. While we downplayed the magnitude of the overall market's success this year, by calling for average returns, we grabbed the brass ring by accurately predicting that the Fund would outperform the market in 2006.

Part of what made that prediction accurate was the related one that said that energy prices would moderate downward and the energy sector would lose the market leadership position it enjoyed in the two previous years. This admittedly bold, even if somewhat commonsensical prediction, has turned out to be quite true for the oil service and drilling stocks. These stocks were probably the hottest part of a hot sector in the recent past, but sold off in 2006.

Like many others, we were inaccurate about the movement of interest rates, even though we were right about the Fed being in the late stages of their cycle of increases. Longer term interest rates have confounded many by staying in the mid to upper 4% range for most of 2006; we had guessed they would be somewhat higher.

BATTER UP! OUR FEARLESS FORECAST FOR 2007

However accurate we might have been for 2006, we very humbly offer our predictions for 2007:

The economy should settle into a slower growth track that will raise concerns about recession, but not produce one during the year (There may actually be surprising resilience to the economy that will confound the worst of the nay saying.)

The Fed is likely to continue its wait and see posture. It seems unlikely that they will feel compelled to raise rates in 2007 (if they do it's because the economy is far stronger than it now appears it will be), and the likelihood is that the greater pressure will be for rate cuts.

This likely leaves bond yields pretty much where they are now, meaning a range between the mid 4% and the low 5% range for the benchmark 10 year Treasury.

In such an environment, the stock market should actually be a good place to be. Slower profit growth, unappealing bond yields and a still reeling real estate marketplace will likely make the stock market the investment arena of choice.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ---------------
--------------------------------------------------------------------------------

Add to these factors the tendency of the stock market to favor slower corporate profit growth and the third year of a U.S. presidency, the S&P should perform around its average (Approximately 10%) next year.

LED BY A BROAD ARRAY OF BLUE CHIP AND LARGE/MEGA CAP STOCKS, WE BELIEVE THE FUND HAS THE POTENTIAL TO OUTPERFORM THE MARKET IN 2007.

The price of oil on a pure supply/demand basis should be moderately lower in 2007, based on slowing economic growth. However, energy prices will once again be significantly influenced by geo-political considerations, which are, by their nature, something of a wild card.

Our guess is that energy stocks will not have the appeal that they had in the recent past, as much upside from uncertainty has been built into prices already. The same is likely to hold for economically sensitive sectors like basic materials.

So, to sum it up, a slow and steady economy should be the equity investor's friend in 2007.

FUND PERFORMANCE

Once again, it was an across the board positive quarter for the Fund, with all sectors, and the vast majority of individual stocks showing gains. All sectors other than health care were significant contributors to performance in the quarter.

Standout individual performers included Tidewater and newly-added ConocoPhillips among energy stocks, Merrill Lynch and the recently spun off Western Union among financials, American Power Conversion and Novellus in the tech sector, Dollar General in the retail sector, and the previously dormant Time Warner among the Old Economy stocks.

New positions were begun in ConocoPhillips and Teva Pharmaceutical, the Israeli-based generic drug company. As mentioned in our last letter, at the very end of the third quarter, Western Union was spun off from First Data Corp., and we added more to each of the resulting companies.

We benefited from the news that American Power Conversion Corp. is being acquired by Schneider Electric, a large French company, in an all-cash transaction that will close early in 2007. In addition, we had been reducing our position in Tidewater, and completed the sale of the balance of it in the very beginning of the new year. Finally, in the first days of 2007, the previously announced all-cash acquisition of Symbol Technologies by Motorola was completed.

The Fund realized more profits in its most recent fiscal year, almost all of which were long-term gains. Most gains represented sales from successful, long-term positions, and happily coincided with a strong performance year for the Fund as well.

Looking forward, we would reiterate our conviction that the favorable relative economic and market conditions the Fund enjoyed in the second half of 2006 have the potential to continue in 2007. We believe that the Fund's portfolio is fundamentally attractive and timely.

                                    *   *   *

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ---------------
--------------------------------------------------------------------------------

As is our annual custom, we devote this quarter's installment of IDEAS ABOUT INVESTING to various lessons learned throughout last year. Needless to say, there were many of them, and we encourage you to review them.

On behalf of our entire Matrix family, we want to wish you and your family all the best for a healthy, fulfilling, productive and happy new year.

As you contemplate your resolutions, let us humbly offer a suggestion or two: resolve to enjoy yourself, to exercise your muscles for whatever you feel passionate about, and to appreciate the many blessings in your life. We are confident that following through on these initiatives will be greatly rewarding.

For our part, we resolve to maintain the same level of care, concern and attention that we have strived for since we began managing the Fund in 1996. We are profoundly grateful to you, our shareholders, and appreciate the important opportunity you have given us to work on your behalf.

Best regards.


---------------
The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market-capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over the counter and not on an exchange. You cannot invest directly in an index.

THE FUND MAY INVEST IN SMALLER COMPANIES WHICH INVOLVES ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

Opinions expressed are those of the Advisor and are subject to change, are not guaranteed and should not be considered investment advice. (2/07)

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ---------------
--------------------------------------------------------------------------------

                              IDEAS ABOUT INVESTING
                 A QUARTERLY QUEST FOR INVESTMENT ENLIGHTENMENT

        THE YEAR 2006 IS NOW HISTORY. WHAT LESSONS CAN WE LEARN FROM IT?

Last year provided some important insights into the art (as well as the science) of investing. Some of the important lessons from the year include:

 1. NOTHING IS FOREVER IN THE MARKET. Sectors, industries and individual stocks can and do revert to a certain average or mean level of performance. That often means high flyers come back to earth, and ugly ducklings become swans.

 2. THE MARKET IS COMPLETELY COUNTER-INTUITIVE. If you make investment decisions based on what you are reading in the newspapers, you are likely to be disappointed.

 3. PATIENCE AND PERSISTENCE are among an investor's most important resources and allies.

Here is some amplification on each of these valuable lessons:

 1. NOTHING IS FOREVER IN THE MARKET.

     Many investors unfortunately invest through a rear-view mirror. The perspective is: what has been working should continue to work; what has been unsuccessful should continue to be unattractive.

     This mindset usually reflects the absence of a discipline of investing, a lack of understanding of why certain sectors or industries or stocks are rising - or not. However, an astute investor seeks to question the reasons for such performance, and further questions whether such market behavior is over-done, and not rooted in the realities of the situation.

     Last year saw the leadership of the prior two years change substantially: homebuilders, oil service stocks, and Japanese stocks were among those that fell off the leadership perch. For many investors, these changes came out of the blue.

     However, fundamental investors like ourselves had been predicting these changes (prematurely, to be sure) for some time.

     Conversely, the recovery of certain previously unloved areas of the market
     - the mega-cap stocks being the most visible - was also rooted in fundamental common sense, and, with the catalyst of a slowing economy, were ready to blossom.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ---------------
--------------------------------------------------------------------------------

 2. THE MARKET IS COMPLETELY COUNTER-INTUITIVE

     In mid-July of 2006, the news could not have been worse. The Fed was still in interest rate raising mode, even though there were growing concerns of economic slowing. Energy prices were rising and close to all-time highs, abetted by the outbreak of war in Lebanon.

     Commodity prices were skyrocketing based on high international demand, rising energy prices and concerns about the dollar. The stock market had just experienced a significant retrenchment that began in mid-May, and which had erased most of its year to date gains.

     And then something strange, or seemingly strange, happened. The stock market began to rally.

     The rally was so surreptitious that even professionals like ourselves didn't appreciate what was happening for the first month or so. But the rally continued and snowballed, especially for the areas of the market that had not been enjoying much recent traction (see lesson #1).

     Amazingly, we began to perceive that an important part of the rally was to re-appraise the news. Suddenly, slowing economic growth did not portend recession so much as it meant the Fed would stop raising rates.

     So, real world bad news became stock market good news. This is hardly unusual with the stock market. Since the market has a forward looking mindset, current events are viewed through the prism of how they might impact corporate profits, and therefore stock prices, six to nine months from now.

     Certain seemingly positive or negative current news items can be viewed as having diametrically different implications down the road.

     So, deductive, linear, logical thinking has its limits in stock market investing. You might be able to believe what you read in the paper - just don't invest accordingly.

 3. PATIENCE AND PERSISTENCE ARE THE INVESTOR'S ALLY AND FRIEND.

     This third lesson is really the outgrowth of the two above. Given the tendency of markets to revert to some median line of performance, and to do so sometimes when it's least expected, an investor who is making his/her decisions based on the fundamentals of individual companies should be prepared to wait until those fundamentals translate into stock market gains.

     This is not the same thing as locking stock certificates in a vault. Hardly. What it requires is a strong awareness of what is really going on at a company, and the willingness to make changes if the situation on the ground changes.

     But conversely, it also means that compelling but unrewarded fundamentals sometimes require a certain gritting of the teeth patience. Ultimately, markets are pricing companies based on their profitability, their ability to grow those profits, and their ability to protect and enhance their business prospects and competitive position.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ---------------
--------------------------------------------------------------------------------

When fundamentals look attractive - the business is operating well and its stock price appears to be undervalued - then waiting for the market to follow suit is highly recommended.

But it can be frustrating, even maddening to see what one sees while the market seemingly is missing it. More often than not though, the market does eventually see it, and such patience, difficult as it might be to maintain, can be rewarded.

Last year was a year when those who had the vision and the stamina to stay with fundamentally attractive, but unloved areas of the market, were ultimately rewarded. As we said on numerous occasions during the year, the greater the disconnect between business success and stock market performance for these companies, the stronger the reaction should be in their favor, once the pendulum swings back.

That is what happened, and we believe fundamentals should continue to be a theme in 2007. Patience, however difficult it was to maintain, once again proved itself to be the great ally of the investor.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ---------------
--------------------------------------------------------------------------------

EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                       ACTUAL         HYPOTHETICAL PERFORMANCE
EXPENSE EXAMPLE                        PERFORMANCE   (5% RETURN BEFORE EXPENSES)
--------------------------------------------------------------------------------
Beginning Account Value (07/01/06)     $1,000.00            $1,000.00

Ending Account Value (12/31/06)        $1,181.00            $1,020.21

Expenses Paid During Period(1)         $    5.44            $    5.04
--------------------------------------------------------------------------------
(1) Expenses are equal to the Fund's annualized expense ratio 0.99% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ---------------
--------------------------------------------------------------------------------

            SECTOR BREAKDOWN(2)
            -------------------------------------------------------
            Consumer Durables                                 16.9%

            Consumer Non-durables                              3.5%

            Energy                                             5.0%

            Finance                                           26.3%

            Industrial                                         7.4%

            Medical                                           17.3%

            Technology                                        20.3%
                                                            -------
                                                              96.7%

            Cash                                               3.3%
                                                            -------
            Total Investments                                100.0%
                                                            =======
            -------------------------------------------------------

(2) Percentage of Total Investments as of December 31, 2006.


                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ---------------
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006 - (UNAUDITED)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 97.1%

BANK (MONEY CENTER): 6.1%
   123,000     Citigroup, Inc. .................................     $6,851,100
   109,000     J.P. Morgan Chase & Co. .........................      5,264,700
                                                                   ------------
                                                                     12,115,800
                                                                   ------------
BANK (PROCESSING): 3.0%
   149,500     Bank of New York Co., Inc. ......................      5,885,815
                                                                   ------------

BANK (SUPER REGIONAL): 3.0%
   110,084     Bank of America Corp. ...........................      5,877,385
                                                                   ------------

BIOTECHNOLOGY: 3.6%
   217,000     Medimmune, Inc.* ................................      7,024,290
                                                                   ------------

COMPUTERS AND PERIPHERALS: 1.9%
   123,400     American Power Conversion Corp. .................      3,774,806
                                                                    ------------

DIVERSIFIED OPERATION: 7.4%
    22,000     3M Co. ..........................................      1,714,460
   187,000     General Electric Co. ............................      6,958,270
   196,000     Tyco International Ltd. .........................      5,958,400
                                                                   ------------
                                                                     14,631,130
                                                                   ------------

DRUG: 6.3%
   227,396     Pfizer, Inc. ....................................      5,889,556
   130,000     Wyeth ...........................................      6,619,600
                                                                   ------------
                                                                     12,509,156
                                                                   ------------

DRUG (GENERIC): 3.2%
   201,000     Teva Pharmaceutical Industries, Ltd.- ADR .......      6,247,080
                                                                   ------------


ELECTRONICS: 7.2%
   500,000     Symbol Technologies, Inc. .......................      7,470,000
   500,000     Vishay Intertechnology, Inc.* ...................      6,770,000
                                                                   ------------
                                                                     14,240,000
                                                                   ------------
THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.

                                       11



                               MATRIX ADVISORS
                                VALUE FUND, INC.
                                ---------------
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006 - (UNAUDITED), Continued

SHARES                                                                  VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES: 5.5%
   280,000     First Data Corp. ................................     $7,145,600
   166,300     Western Union Co. ...............................      3,728,446
                                                                   ------------
                                                                     10,874,046
                                                                   ------------

HYPERMARKETS & SUPERCENTERS: 3.5%
   150,000     Wal-Mart Stores, Inc. ...........................      6,927,000
                                                                   ------------

INSURANCE (DIVERSIFIED): 3.6%
    98,000     American International Group, Inc. ..............      7,022,680
                                                                   ------------

MEDIA: 7.2%
   154,000     Comcast Corp.* ..................................      6,449,520
   358,000     Time Warner, Inc. ...............................      7,797,240
                                                                   ------------
                                                                     14,246,760
                                                                   ------------

MEDICAL INSTRUMENTS: 2.9%
   335,000     Boston Scientific Corp.* ........................      5,755,300
                                                                   ------------

MEDICAL PRODUCTS: 1.4%
    41,000     Johnson & Johnson ...............................      2,706,820
                                                                   ------------

PETROLEUM (INTEGRATED): 5.0%
    90,000     ChevronTexaco Corp. .............................      6,617,700
    45,000     ConocoPhillips ..................................      3,237,750
                                                                   ------------
                                                                      9,855,450
                                                                   ------------

RETAIL STORE: 9.8%
   470,000     Dollar General Corp. ............................      7,548,200
   326,000     Gap, Inc. .......................................      6,357,000
   185,000     Ross Stores, Inc. ...............................      5,420,500
                                                                   ------------
                                                                     19,325,700
                                                                   ------------

SECURITIES BROKERAGE: 5.2%
    42,500     Merrill Lynch & Co, Inc. ........................      3,956,750
    77,000     Morgan Stanley Dean Witter & Co. ................      6,270,110
                                                                   ------------
                                                                     10,226,860
                                                                   ------------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.

                                       12



                               MATRIX ADVISORS
                                VALUE FUND, INC.
                                ---------------
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006 - (UNAUDITED), Continued

SHARES                                                                  VALUE
--------------------------------------------------------------------------------

SEMICONDUCTOR: 3.4%
    37,300     Analog Devices, Inc. ............................     $1,226,051
   270,000     Intel Corp. .....................................      5,467,500
                                                                   ------------
                                                                      6,693,551
                                                                   ------------

SEMICONDUCTOR (CAPITAL EQUIPMENT): 2.0%
   115,100     Novellus Systems, Inc.* .........................      3,961,742
                                                                   ------------

SOFTWARE: 3.5%
   231,000     Microsoft Corp. .................................      6,897,660
                                                                   ------------

TELECOMMUNICATIONS (EQUIPMENT): 2.4%
   170,000     Cisco Systems, Inc.* ............................      4,646,100
                                                                   ------------

TOTAL COMMON STOCKS (cost $151,548,986) ........................    191,445,131
                                                                   ------------

SHORT TERM INVESTMENTS: 3.3%
6,472,433      Fidelity Institutional Money Market Portfolio ...      6,472,433
                                                                   ------------

TOTAL SHORT TERM INVESTMENTS (cost $6,472,433) .................

TOTAL INVESTMENTS (cost $158,021,419): 100.4% ..................    197,917,564
Liabilities in Excess of Other Assets: (0.4)% ..................       (798,343)
                                                                   ------------
TOTAL NET ASSETS: 100.0% .......................................   $197,119,221
                                                                   ============

----------------
* Non-income producing security.
ADR - American Depository Receipt.




THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.


                               MATRIX ADVISORS
                                VALUE FUND, INC.
                                ---------------
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value:
    Common stocks (cost $158,021,419) .......................       $197,917,564
  Receivables:
    Securities sold .........................................            873,307
    Fund shares sold ........................................            224,433
    Dividends and interest ..................................            180,170
  Prepaid expenses and other assets .........................              8,306
                                                                    ------------
  Total assets ..............................................        199,203,780
                                                                    ------------

LIABILITIES
Payable to Advisor ..........................................            128,487
Payable for Fund shares repurchased .........................             92,889
Payable for Investments purchased ...........................          1,780,988
Accrued expenses and other liabilities ......................             82,195
                                                                    ------------
  Total liabilities .........................................          2,084,559
                                                                    ------------

NET ASSETS ..................................................       $197,119,221
                                                                    ============

  Number of shares, $0.01 par value, issued
    and outstanding (unlimited shares authorized) ...........          3,428,120
                                                                    ============

NET ASSET VALUE PER SHARE ...................................       $      57.50
                                                                    ============

COMPOSITION OF NET ASSETS
  Paid-in capital ...........................................       $151,174,418
  Undistributed net investment income .......................             48,868
  Accumulated net realized gain on investments ..............          5,999,790
  Net unrealized appreciation on investments ................         39,896,145
                                                                    ------------

    Net assets ..............................................       $197,119,221
                                                                    ============



THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.


                               MATRIX ADVISORS
                                VALUE FUND, INC.
                                ---------------
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME

  INCOME
    Dividend income ...........................................    $  1,265,960
    Interest income ...........................................         118,894
                                                                   ------------
    Total income ..............................................       1,384,854
                                                                   ------------

  EXPENSES
    Advisory fees .............................................         862,700
    Administration and Fund Accounting fees ...................         131,779
    Shareholder Servicing fees ................................          37,080
    Professional fees .........................................          34,297
    Chief Compliance Officer fees .............................          25,176
    Custodian fees ............................................          16,845
    Reports to shareholders ...................................          15,001
    Registration fees .........................................           7,946
    Directors fees ............................................           7,263
    Other expenses ............................................           6,843
                                                                   ------------
  Total operating expenses ....................................       1,144,930
  Less: Expense reimbursement by Advisor ......................        (290,856)
                                                                   ------------
  Net operating expenses ......................................         854,074
    Interest Expense ..........................................             706
                                                                   ------------
  Net expenses ................................................         854,780
                                                                   ------------
  NET INVESTMENT INCOME .......................................         530,074
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions ................       6,657,838
  Net change in unrealized appreciation on investments ........      21,248,950
                                                                   ------------
    Net realized and unrealized gain on investments ...........      27,906,788
                                                                   ------------

      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....    $ 28,436,862
                                                                   ============










THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.

                                        MATRIX ADVISORS
                                        VALUE FUND, INC.
                                        ---------------
---------------------------------------------------------------------------------------------

                                                           SIX MONTHS              YEAR
                                                              ENDED                ENDED
STATEMENT OF CHANGES IN NET ASSETS                       DECEMBER 31, 2006#    JUNE 30, 2006
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

  OPERATIONS:
    Net investment income ...............................   $     530,074    $   1,180,237
    Net realized gain on investments ....................       6,657,838        9,432,351
    Net change in unrealized appreciation of investments       21,248,950         (534,035)
                                                            -------------    -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..      28,436,862       10,078,553
                                                            -------------    -------------
  DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income ...............................      (1,553,192)      (1,307,762)
    Realized gain on investments ........................     (10,061,360)      (6,914,757)
                                                            -------------    -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...................     (11,614,552)      (8,222,519)
                                                            -------------    -------------

  CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold ...........................      29,480,953       18,640,355
    Proceeds from reinvestment of distribution ..........      11,040,445        8,021,267
    Cost of shares redeemed .............................     (20,748,475)    (108,355,157)
    Redemption fees .....................................           2,314            6,815
                                                            -------------    -------------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS      19,775,237      (81,686,720)
                                                            -------------    -------------

  TOTAL INCREASE (DECREASE) IN NET ASSETS ...............      36,597,547      (79,830,686)

NET ASSETS
  Beginning of period ...................................     160,521,674      240,352,360
                                                            -------------    -------------

  End of period .........................................   $ 197,119,221    $ 160,521,674
                                                            =============    =============

  UNDISTRIBUTED NET INVESTMENT INCOME ...................   $      48,868    $   1,043,199
                                                            =============    =============
CHANGE IN SHARES
  Shares sold ...........................................         520,486          351,145
  Shares issued on reinvestment of distributions ........         199,035          155,240
  Shares redeemed .......................................        (384,846)      (2,040,103)
                                                            -------------    -------------
  NET INCREASE (DECREASE) ...............................         334,675       (1,533,718)
                                                            =============    =============

--------------
# Unaudited.



THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.

                                                     MATRIX ADVISORS
                                                     VALUE FUND, INC.
                                                     ---------------
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS
                                                       ENDED
                                                     DECEMBER 31,                      YEARS ENDED JUNE 30,
                                                        2006#           2006        2005        2004        2003       2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...............   $    51.89     $    51.94  $    54.02  $    44.39  $    41.14  $   45.79
                                                     ----------     ----------  ----------  ----------  ----------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................         0.17           0.43        0.54        0.18        0.14       0.09
  Net realized and unrealized
    gain (loss) on investments ...................         9.09           1.69       (1.39)       9.65        3.32      (3.59)
                                                     ----------     ----------  ----------  ----------  ----------  ---------
Total from investment operations .................         9.26           2.12       (0.85)       9.83        3.46      (3.50)
                                                     ----------     ----------  ----------  ----------  ----------  ---------

LESS DISTRIBUTIONS:
  Dividends from net investment income ...........        (0.49)         (0.35)      (0.42)      (0.21)      (0.08)     (0.15)
  Distributions from realized gains ..............        (3.16)         (1.82)      (0.81)       0.00       (0.14)     (1.03)
                                                     ----------     ----------  ----------  ----------  ----------  ---------
Total distributions ..............................        (3.65)         (2.17)      (1.23)      (0.21)      (0.22)     (1.18)
                                                     ----------     ----------  ----------  ----------  ----------  ---------

Paid-in capital from redemption fees (Note 2) ....           --(a)          --(a)       --(a)     0.01        0.01       0.03
                                                     ----------     ----------  ----------  ----------  ----------  ---------

Net asset value, end of period ...................   $    57.50     $    51.89  $    51.94  $    54.02  $    44.39  $   41.14
                                                     ==========     ==========  ==========  ==========  ==========  =========

Total return .....................................        18.10%+         4.09%      (1.61%)     22.21%       8.52%     (7.87%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) .............   $   197.1      $   160.5   $   240.4   $   315.9   $   107.1   $   60.9
RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS:
  Before expense reimbursement ...................         1.33%*         1.32%       1.29%       1.26%       1.33%      1.37%
  After expense reimbursement ....................         0.99%*         0.99%       0.99%       0.99%       0.99%      0.99%
  Interest Expense ...............................         0.00%(b)        --          --          --          --         --
RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
  Before expense reimbursement ...................         0.28%*         0.27%       0.69%       0.24%       0.20%     (0.09%)
  After expense reimbursement ....................         0.62%*         0.60%       0.99%       0.51%       0.54%      0.29%
Portfolio turnover rate ..........................           22%+           28%         18%         17%         30%        51%

-------------
(a) less than 0.01.
(b) Interest expense was less than 0.01%
#   Unaudited.
*   Annualized.
+   Not Annualized.

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                 ---------------
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

   A. SECURITY VALUATION.

       Portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked price. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect the security's fair value. All other assets of the Fund are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.

   B. SHARES VALUATION.

       The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's net asset value per share. The Fund will assess a 1.00% fee on redemption of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

   C. FEDERAL INCOME TAXES.

       The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                 ---------------
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   D. PORTFOLIO TRANSACTIONS.

       Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

   E. USE OF ESTIMATES.

       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   F. RECLASSIFICATION OF CAPITAL ACCOUNTS.

       Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Because these tax adjustments are made on an annual basis only, for the six months ended December 31, 2006, the Fund had no permanent book-to-tax differences.

   G. OTHER.

       Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   H. INDEMNIFICATION OBLIGATIONS.

       Under the Fund's organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred or that would be covered by other parties.

   I. LINE OF CREDIT.

       The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. The interest rate paid on the Loan equals the prime rate per annum, payable monthly.

       Borrowing activity under the Loan Agreement for the six months ended December 31, 2006, was as follows:

MAXIMUM                      AMOUNT               AVERAGE
AMOUNT          INTEREST     OUTSTANDING AT       AMOUNT          AVERAGE
OUTSTANDING     EXPENSE      DECEMBER 31, 2006    OUTSTANDING     INTEREST RATE
--------------------------------------------------------------------------------
$705,843          $706           $0                $100,835          8.250%

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                 ---------------
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   J. REVISION TO FINANCIAL INFORMATION

       The financial statements for the fiscal year ended June 30, 2004 have been adjusted to reclassify items previously classified as income to capital gains. The changes to the Financial Highlights are as follows:

                                                     YEAR ENDED JUNE 30, 2004
                                                     ------------------------
FOR A CAPITAL SHARE OUTSTANDING                       Previously        As
THROUGHOUT THE PERIOD                                  Reported:     Revised:
Net investment income                                  $  0.94        $ 0.18
Net realized and unrealized gain on investments           8.89          9.65
                                                       -------        ------
Total from investment operations                       $  9.83        $ 9.83
                                                       =======        ======

These reclassifications had no effect on the Fund's net assets, net asset value per share, total return, the net increase in net assets resulting from investment operations, or amounts reported for income tax purposes.

NOTE 3 - INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund's average daily net assets. For the six months ended December 31, 2006, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. Matrix voluntarily waived $290,856. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At December 31, 2006, the cumulative amount available for reimbursement that has been paid and/or waived is $2,382,773. CURRENTLY, THE ADVISOR HAS AGREED NOT TO SEEK REIMBURSEMENT OF SUCH FEE REDUCTIONS AND/OR EXPENSE PAYMENTS. The advisor may recapture a portion of this amount no later than the dates stated below:

                                   JUNE 30,
--------------------------------------------------------------------------------
  2007                 2008                      2009              2010
--------------------------------------------------------------------------------
$607,410             $834,902                  $649,605          $290,856
--------------------------------------------------------------------------------

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                 ---------------
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For the six months ended December 31, 2006, U.S. Bancorp Fund Services, LLC was paid $111,475 in its capacity as Fund Administrator. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund's Custodian. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. serves as the Fund's principal underwriter.

An employee of U.S. Bancorp Fund Services, LLC serves as the Fund's Chief Compliance Officer. The Chief Compliance Officer receives no compensation from the Fund for his services; however, the Administrator was paid $25,176 for six months ended December 31, 2006 for the services of the CCO.

NOTE 4 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2006, are as follows:

                                  PURCHASES              SALES
            -----------------------------------------------------
            Common Stock         $41,577,939          $37,382,566
            -----------------------------------------------------

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

      Cost of investments for tax purposes             $ 141,269,558
                                                       =============
      Gross tax unrealized appreciation                   22,879,396
      Gross tax unrealized depreciation                   (4,234,829)
                                                       -------------
      Net tax unrealized appreciation on investments   $  18,644,567
                                                       =============
      Undistributed ordinary income                    $   1,183,871
                                                       -------------
      Undistributed long-term capital gains            $   9,294,055
                                                       -------------
      Total Distributable Earnings                     $  29,122,493
                                                       =============

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Because tax adjustments are calculated annually, the above table reflects the components of distributable earnings at the Fund's previous fiscal year end.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                 ---------------
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

The tax character of distributions paid during the six months ended December 31, 2006 and the year ended June 30, 2006 were as follows:

                                         December 31, 2006     June 30, 2006
                                         -----------------     -------------
Distributions Paid From:
Ordinary Income                           $   1,693,928        $ 3,172,070
Long-Term Capital Gain                    $   9,920,624        $ 5,050,449
                                          -------------        -----------
                                          $  11,614,552        $ 8,222,519
                                          ==============       ===========

NOTE 6 - ACCOUNTING PRONOUNCEMENTS

In December, 2005, the Financial Accounting Standards Board ("FASB") released Financial Accounting Standard Board Statement No. 157 Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a fair valuation hierarchy to increase consistency and comparability in fair value measurements and related disclosures. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.

In July, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                 ---------------
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures without charge (i) by calling a toll-free, 1-800-366-6223; or (ii) on the SEC's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

The Advisory Agreement between the Fund and Matrix Asset Advisors, Inc. (the "Advisor") continues in effect from year to year, if such continuation is approved at least annually by the Fund's Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund's shares, and in either case, also by a vote of a majority of directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940 (the "Independent Directors").

In determining whether to approve the continuance of the Investment Advisory Agreement on behalf of the Fund, the Directors, including the Independent Directors, considered the following information at a meeting held on August 21, 2006:

   1)  The nature, extent and quality of services provided by the Advisor.

       The Directors reviewed in detail the nature and extent of the services provided by the Advisor under the terms of the Fund's Advisory Agreement and the quality of those services over the past year. The Directors noted that the services include managing the investment and reinvestment of the Fund's assets; the provision of reports to the Board regarding the Advisor's performance of its obligations under the Advisory Agreement; and the compensation of officers and directors of the Fund who are affiliated persons of the Advisor. The Directors evaluated these factors based on their direct experience with the Advisor and in consultation with Fund counsel. The Directors concluded that the nature and extent of the services provided under the Advisory Agreement were reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Advisor had not diminished over the past year and that the quality of services continues to be high. The Directors reviewed the personnel responsible for providing advisory services to the Fund and concluded, based on their experience and interaction with the Advisor, that (i) the Advisor was able to retain quality portfolio managers and other personnel; (ii) the Advisor exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Advisory Agreement; (iii) the Advisor was responsive to requests of the Directors; and (iv) the Advisor had

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                 ---------------
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

       kept the Directors apprised of developments relating to the Fund and the industry in general. The Directors also focused on the Advisor's reputation and long-standing relationship with the Fund. In connection with its assessment of the performance of the Advisor, the Directors considered the Advisor's financial condition and whether it has the resources necessary to continue to carry out its obligations under the Advisory Agreement. The Directors concluded that the Advisor has the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

   2)  The performance of the Fund and the Advisor.

       The Directors reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the year-to-date, one-year, three-year and five-year periods ended June 30, 2006. The peer group was comprised of an asset-based peer group consisting of retail, no load funds without 12b-1 plans, with an investment policy similar to the Fund's, as characterized by Lipper, with average net assets between $25.1 million and $441.9 million (the "Peer Group"). The Board compared the Fund's performance with the Lipper Large Cap Value Index (the "Index") for each of the year-to-date, one-year, three-year and five-year periods ended June 30, 2006. The Directors evaluated the Fund's performance against the Peer Group and the Index to provide an objective comparative benchmark against which they could assess the Fund's performance. The Board concluded that the performance of the Fund against the Peer Group was satisfactory. The Board noted that the Fund underperformed the median of the Peer Group and the Index for the year-to-date, one-year and three-year periods, but outperformed the median of the Peer Group and the Index for the five-year period ending June 30, 2006.

   3) The cost of the advisory services and the profits to the Advisor from the relationship with the Fund.

       In connection with the Director's consideration of the level of the advisory fee, the Directors considered a number of factors. The Directors compared the level of the advisory fee for the Fund against the advisory fees charged (i) by funds in the Peer Group, (ii) other funds with an investment policy similar to the Fund's, that are advised or sub-advised by the Advisor, and (iii) other types of accounts, such as institutional and pension accounts, with a similar investment policy to the Fund's that are advised or sub-advised by the Advisor (for items (i) and (ii), the "Advisory Peer Group"). The Directors also considered comparative total fund expenses of the Fund and the Peer Group. The Directors acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the Peer Group fund agreements is often not apparent. In assessing this information, the Directors considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the contract rate of the Fund's advisory fee was reasonable, but above the median, when compared to the fees of the Peer Group and the fees of the Advisory Peer Group. However, the Board did note that the Advisor paid for many fees that are typically not borne by fund managers, including all of the transaction fees imposed against the Fund by its custodian. These payments resulted in a net advisory fee that was still higher than the median of the Peer Group, however the Board further noted that the total expense ratio of the Fund was lower than the median when compared to the expense ratio of the

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                 ---------------
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

       funds in the Peer Group. While the Directors noted that the fees the Advisor charges for the funds it sub-advises and for its managed accounts are generally lower than the Fund's advisory fee, the Board recognized that the level of services required and risks involved in managing registered investment companies such as the Fund are significantly different from those for funds where the Advisor serves only as a sub-adviser and for its managed accounts, and that market fees for both vary accordingly. The Board also noted that when serving as a sub-adviser to a fund, the Advisor is primarily responsible for only providing portfolio management services and not the other services that it is required to provide to the Fund as its primary investment adviser. The Board also noted that there are typically more variable cash flows for open-end investment companies than for other types of managed accounts. The Directors concluded that the level of the advisory fee was reasonable in light of these factors.

       The Directors also considered the profitability to the Advisor arising out of its relationship with the Fund. In this regard, the Directors reviewed profitability data relating to the Advisor for the year ended June 30, 2006. The Directors concluded that the profitability of the Fund to the Advisor was not excessive.

   4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

       With respect to the Directors' consideration of economies of scale, the Directors discussed with the Advisor whether economies of scale would be realized by it in its management of the Fund at higher asset levels. The Directors also discussed with the Advisor whether certain of the Advisor's costs would increase if asset levels rise and observed that as assets rise, the Advisor may be required to pay increased fees. The Directors also reviewed the Peer Group data to assess whether the Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Directors noted that the Fund, along with a majority of funds in the Peer Group, did not currently have advisory fee breakpoints. The Directors further noted that economies of scale might be realized if the Fund or the Advisor were to experience significant asset growth in the future and thus, the Directors determined to periodically reassess whether the advisory fee appropriately takes into account any such economies of scale.

   5)  Other Factors.

       The Board also discussed the Advisor's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers' and dealers' provision of brokerage and research services to the Advisor. The Directors further discussed that although the Advisor, from time to time, and in accordance with its policy to seek best execution for its client trades, may utilize a particular broker/dealer in recognition of research services, the Fund and the Advisor have not entered into any "third party" soft dollar arrangements with brokers whereby the Fund's brokerage is directed to such brokers in return for research.

       Based on a consideration of all these factors in their totality, the Directors, including all of the Independent Directors, determined that the Fund's advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Directors deemed relevant. The Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                 ---------------
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund's business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

                                                                                   NUMBER
                                                                                   OF PORTFOLIOS
                                                    PRINCIPAL                      IN FUND      OTHER
NAME,                      POSITION(S)              OCCUPATION(S)                  COMPLEX      DIRECTORSHIPS
ADDRESS,                   HELD WITH      DATE      DURING THE                     OVERSEEN     HELD BY
AND YEAR OF BIRTH          THE FUND       ELECTED+  PAST 5 YEARS                   BY DIRECTOR  DIRECTOR
--------------------------------------------------------------------------------------------------------------
David A. Katz, CFA         Director;      Since     Chief Investment Officer           1         None
747 Third Avenue           President,     1997      (1986 to present) and
New York, NY 10017         and Treasurer            President (1990 to present)
(Born 1962)                                         of Matrix Asset Advisors, the
                                                    Fund's Advisor, and
                                                    portfolio manager of the
                                                    Fund (1996 to present).
Robert M. Rosencrans*      Director       Since     Retired; formerly, President of    1         None
747 Third Avenue                          1985      Columbia International, Inc.
New York, NY 10017                                  (cable television developer and
(Born 1927)                                         operator) (1984 to 2005).

T. Michael Tucker *        Director       Since     Consultant, Carr Riggs &           1         None
747 Third Avenue                          1997      Ingram, LLP (2005 to
New York, NY 10017                                  present); formerly, Owner of
(Born 1942)                                         T. Michael Tucker, a certified
                                                    public accounting firm (1977
                                                    to 2005).
Larry D. Kieszek *         Director and   Since     Managing Partner of Purvis,        1         None
747 Third Avenue           Chairman       1997      Gray & Company, a certified
New York, NY 10017                                  public accounting firm (1974
(Born 1950)                                         to present).

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                 ---------------
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER
                                                                                   OF PORTFOLIOS
                                                    PRINCIPAL                      IN FUND      OTHER
NAME,                      POSITION(S)              OCCUPATION(S)                  COMPLEX      DIRECTORSHIPS
ADDRESS,                   HELD WITH       DATE     DURING THE                     OVERSEEN     HELD BY
AND YEAR OF BIRTH          THE FUND        ELECTED+ PAST 5 YEARS                   BY DIRECTOR  DIRECTOR
---------------------------------------------------------------------------------------------------------------
Douglas S. Altabef         Executive       Since    Senior Managing Director       N/A          N/A
747 Third Avenue           Vice            2000     of Matrix Asset Advisors,
New York, NY 10017         President and            the Fund's Advisor (1996 to
(Born 1951)                Secretary                present).

Steven G. Roukis, CFA      Senior Vice     Since    Managing Director of Matrix    N/A          N/A
747 Third Avenue           President       2000     Asset Advisors, the Fund's
New York, NY 10017                                  Advisor (2005 to present);
(Born 1967)                                         formerly, Director of
                                                    Research, Senior Vice
                                                    President-Equity Research of
                                                    Matrix Asset Advisors and
                                                    various other positions
                                                    within research (1994 -
                                                    2005).
Jordan F. Posner           Senior Vice     Since    Managing Director of Matrix    N/A          N/A
747 Third Avenue           President       2006     Asset Advisors, the Fund's
New York, NY 10017                                  Advisor (2005 to present);
(Born 1957)                                         formerly, Partner of David J.
                                                    Greene & Co. (1993 - 2005).

Lon F. Birnholz            Senior Vice     Since    Managing Director of Matrix    N/A          N/A
747 Third Avenue           President       2006     Asset Advisors, the Fund's
New York, NY 10017                                  Advisor (1999 to present).
(Born 1960)

Conall Duffin              Assistant Vice  Since    Marketing Associate, Matrix    N/A          N/A
747 Third Avenue           President and   2005     Asset Advisors, the Fund's
New York, NY 10017         Assistant                Advisor (2001 to present).
(Born 1975)                Secretary

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                                 ---------------
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER
                                                                                   OF PORTFOLIOS
                                                    PRINCIPAL                      IN FUND       OTHER
      NAME,                POSITION(S)              OCCUPATION(S)                  COMPLEX       DIRECTORSHIPS
      ADDRESS,             HELD WITH       DATE     DURING THE                     OVERSEEN      HELD BY
      AND YEAR OF BIRTH    THE FUND        ELECTED+ PAST 5 YEARS                   BY DIRECTOR   DIRECTOR
-----------------------------------------------------------------------------------------------------------------
Robert M. Slotky           Vice            Since    Vice President, U.S. Bancorp   N/A           N/A
2020 E. Financial Way      President and   2004     Fund Services, LLC since
Glendora, CA 91741         Chief                    July 2001; formerly, Senior
(Born 1947)                Compliance               Vice President, Investment
                           Officer                  Company Administration, LLC
                                                    (mutual fund administrator
                                                    and the Fund's former
                                                    administrator) (May 1997 -
                                                    July 2001).

--------------------------------------------------------------------------------
*     Not an "interested person", as that is defined by the 1940 Act.
+     Directors and Officers of the Fund serve until their resignation, removal or retirement.

                      This page intentionally left blank.

                      This page intentionally left blank.

                               BOARD OF DIRECTORS
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                               T. Michael Tucker
                                        o

                               INVESTMENT ADVISOR
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223
                                        o

                                    CUSTODIAN
                                 U.S. Bank, N.A.
                      1555 N. River Center Drive, Ste. 302
                               Milwaukee, WI 53212
                                        o

                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                        o

                                  ADMINISTRATOR
                         U.S. Bancorp Fund Services, LLC
                       2020 East Financial Way, Ste. 100
                               Glendora, CA 91741

                                        o

                          INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM
                              Tait, Weller & Baker
                         1818 Market Street, Ste. 2400
                             Philadelphia, PA 19103

                                        o

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                               SEMI-ANNUAL REPORT








                                 MATRIX ADVISORS
                                VALUE FUND, INC.





                                DECEMBER 31, 2006







                          747 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10017

ITEM 2. CODE OF ETHICS.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Treasurer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, such officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporate by reference to previous Form N-CSR filing.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(B) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) MATRIX ADVISORS VALUE FUND, INC.

         By (Signature and Title)  /s/ DAVID A. KATZ
                                 -----------------------------------------------
                                            David A. Katz, President

         Date   February 28, 2007
                -----------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)    /s/ DAVID A. KATZ
                                   ---------------------------------------------
                                            David A. Katz, President/Treasurer

         Date   February 28, 2007
                -----------------



* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.